UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on November 17, 2005, Mr. James Andres’ employment with Genesee & Wyoming Inc. (the "Company") as the Chief Accounting Officer and Global Controller ended. Effective December 16, 2005, Mr. Andres and the Company entered into a Letter Agreement and Release (collectively, the "Agreement") concerning his resignation.

Under the terms of the Agreement, Mr. Andres will receive (i) a lump sum payment of $20,187.48, less required deductions, for payment of accrued and unpaid vacation leave, (ii) approximately $85,000, less required deductions, a value equal to six months of Mr. Andres' annual base salary, which shall be paid in equal installments in accordance with the Company’s regular payroll schedule, and (iii) medical, dental and life insurance coverage until May 31, 2006.

In consideration for such payments, Mr. Andres agrees, among other things, to release all claims against the Company and not to reveal proprietary or confidential information concerning the business or affairs of the Company.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Agreement. The above description is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Form 8-K.

The Company has initiated a search for Mr. Andres’ replacement. Until such time as a new Chief Accounting Officer is named, accounting matters previously managed by Mr. Andres will be handled by senior members of the accounting department and the Chief Financial Officer. Mr. Andres’s resignation did not arise out of any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed or furnished herewith:

Ex-10.1 Letter Agreement and Release, effective December 16, 2005 between the Company and Mr. James Andres

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

December 16, 2005	By:	/s/ Adam B. Frankel

Name: Adam B. Frankel
Title: Senior Vice President, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreeement and Release, effective December 16, 2005 between the Company and Mr. James Andres